UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2023

GENIE ENERGY LTD.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-35327	45-2069276
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street
Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 438-3500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Class B common stock, par value $.01 per share	GNE	New York Stock Exchange
Series 2012-A Preferred stock, par value $.01 per share	GNE.PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01 Regulation FD Disclosure.

On June 20, 2023, the Company issued the attached release (the “Press Release”) relating to the Company’s completion of its redemption of all outstanding shares of its Series 2012-A Preferred Stock. A copy of the Press Release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The Company is furnishing the information contained in this Report, including Exhibit 99.1, pursuant to Item 7.01 of Form 8-K promulgated by the Securities and Exchange Commission (the “SEC”). This information shall not be deemed to be “filed” with the SEC or incorporated by reference into any other filing with the SEC.

Item 8.01 Other Events.

The information contained in Item 7.01 above is incorporated herein by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document
99.1	Press Release, dated June 20, 2023.
104.	Cover Page Interactive Data File, formatted in Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIE ENERGY LTD.

By:	/s/ Michael Stein
	Name:	Michael Stein
	Title:	Chief Executive Officer

Dated: June 20, 2023

Exhibit Index

Exhibit No.	Document
99.1	Press Release, dated June 20, 2023.
104.	Cover Page Interactive Data File, formatted in Inline XBRL document

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